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Exhibit 10.11.5     Quaker City Federal Savings and Loan Association Change in
                    Control Agreement Renewal and Extension Acknowledgment between Quaker City Federal Savings and Loan Association and Robert C. Teeling dated July 1, 1999.



               QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION
                          CHANGE IN CONTROL AGREEMENT
                     RENEWAL AND EXTENSION ACKNOWLEDGMENT



Name of Participant:              Robert C. Teeling
                    -----------------------------------------



The undersigned participant does hereby acknowledge that, at their regularly scheduled meeting onJune 17, 1999, the Board of Directors of Quaker City Federal Savings and Loan Association acted to renew and extend the Quaker City Federal Savings and Loan Association Change in Control Agreement with the undersigned participant to a full twenty-four (24) month term, until June 30, 2001.


Dated this ___1st___ day of ____July____, A.D., ______1999_______.



                                          QUAKER CITY FEDERAL SAVINGS AND LOAN
                                          ASSOCIATION


  /s/ Robert C. Teeling                   By:  /s/ Frederic R. McGill
-------------------------                    --------------------------
Participant                               President